Exhibit 10.1

JOINDER, CONFIRMATION, RATIFICATION, COMMITMENT INCREASE AND SECOND AMENDMENT TO CREDIT AGREEMENT AND RELATED DOCUMENTS

This Joinder, Confirmation, Ratification, Commitment Increase and Second Amendment to Credit Agreement and Ancillary Loan Documents (the “Agreement”) is made as of November 4, 2019, by and among:

Vince, LLC, a Delaware limited liability company, as borrower (in such capacity, the “Borrower”);

The Guarantors (as defined in the Credit Agreement);

Rebecca Taylor, Inc., a New York corporation (“Rebecca Taylor”) and Parker Holding, LLC, a Delaware limited liability company (“Parker Holding”), Parker Lifestyle, LLC, a Delaware limited liability company (“Parker Lifestyle”), and Rebecca Taylor Retail Store, LLC, a New York limited liability company (together with Rebecca Taylor, Parker Holding and Parker Lifestyle, the “New Guarantors” and each individually, a “New Guarantor”);

CITIZENS BANK, N.A., a national banking association, as the administrative agent under the Credit Agreement referred to below (the “Agent”); and

The Lenders party hereto;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H

1.Reference is made to that certain Credit Agreement, dated as of August 21, 2018 (as amended, restated, amended and restated, extended, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by, among others, the Borrower, the Guarantors party thereto (together with the Borrower, collectively, the “Existing Loan Parties”), the Agent and the other Lenders party thereto.

2.Reference is further made to that certain Guarantee and Collateral Agreement, dated as of August 21, 2018 (as amended, restated, amended and restated, extended, supplemented, or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) by and among the Existing Loan Parties and the Agent, pursuant to which the Existing Loan Parties have granted to the Agent, for its benefit and for the benefit of the other Credit Parties, a lien on a security interest in substantially all of their assets as collateral security for the payment and performance in full of all Secured Obligations (as defined therein).

3.Substantially concurrently herewith, the Borrower is acquiring all of the issued and outstanding units of Parker Holding and Rebecca Taylor pursuant to that certain Equity

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Purchase Agreement, dated as of November 4, 2019, by and between the Borrower, as purchaser, and Contemporary Lifestyle Group, LLC, a Delaware limited liability company, as seller (the “Acquisition”);

4.The Borrower has advised the Agent that the Acquisition is a Permitted Acquisition;

5.Pursuant to Section 6.11(c) of the Credit Agreement, the New Guarantors are required to join in the execution of, and become party to, the Credit Agreement as guarantors;

6.The Borrower has requested a Commitment Increase in an amount of $20,000,000 pursuant to Section 2.15 of the Credit Agreement; and

7.The Agent and the Lenders have agreed to the Commitment Increase and have agreed to allow the New Guarantors to join in the execution of, and become party to, the Credit Agreement as “Guarantors”, provided that, among other things, (a) the New Guarantors agree to become party to, and to be bound by the terms of, the Credit Agreement and the other Loan Documents in the same capacity and to the same extent as the Guarantors thereunder and (b) the Existing Loan Parties and the New Guarantors (collectively, the “Loan Parties”) execute and deliver to the Agent this Agreement to set forth their respective understanding with respect to the continued effectiveness of the Credit Agreement.

NOW, THEREFORE, it is hereby agreed by and among the Loan Parties and the Agent as follows:

1.Definitions.  Unless otherwise defined herein, all capitalized terms used herein shall have the meaning set forth in the Credit Agreement.

2.Joinder and Assumption of Obligations.  Effective as of the date of this Agreement, each New Guarantor hereby acknowledges that it has received and reviewed a copy of the Credit Agreement and the other Loan Documents, and hereby:

(a)joins in the execution of, and becomes a party to the Credit Agreement and the other Loan Documents as a Guarantor (and, in the case of the Guarantee and Collateral Agreement, a Grantor) thereunder, as evidenced by its signature below;

(b)covenants and agrees to be bound by all covenants, agreements, liabilities and acknowledgments of a Guarantor and Grantor (under the Guarantee and Collateral Agreement) under the Credit Agreement as of the date hereof (other than covenants, agreements, liabilities and acknowledgments that relate solely to an earlier date), in each case, with the same force and effect as if such New Guarantor was a signatory to the Credit Agreement, the Guarantee and Collateral Agreement, and the other Loan Documents and was expressly named as a Guarantor (and, in the case of the Guarantee and Collateral Agreement, a Grantor) therein;

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(c)makes all representations, warranties, and other statements of a Guarantor and Grantor (under the Guarantee and Collateral Agreement) under the Credit Agreement and the other Loan Documents (other than pursuant to Section 5.03(a)(i) of the Credit Agreement with respect to the good standing of Rebecca Taylor Design Limited), as of the date hereof (other than representations, warranties and other statements that relate solely to an earlier date), in each case, with the same force and effect as if the New Guarantor was a signatory to the Credit Agreement and the other Loan Documents, and was expressly named as a Guarantor (and, in the case of the Guarantee and Collateral Agreement, a Grantor) therein; and

(d)assumes and agrees to perform all applicable duties and Obligations and Secured Obligations (as defined in the Guarantee and Collateral Agreement) of a Guarantor or a Grantor (on a joint and several basis with the other Guarantors) under the Credit Agreement, the Guarantee and Collateral Agreement, and the other Loan Documents.

3.Grant of Security Interest.   Without limiting the generality of Section 2 hereof, each New Guarantor hereby grants to the Agent, for the benefit of the Credit Parties, a security interest in the Collateral (as defined in the Guarantee and Collateral Agreement) as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all Secured Obligations (as defined in the Guarantee and Collateral Agreement). Pursuant to any Requirement of Law, each New Guarantor authorizes the Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such New Guarantor in such form and such offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Agreement.  Each New Guarantor authorizes the Agent to use the collateral description “all assets” or words of similar effect in any such financing statements.

4.Amendments to Credit Agreement and Related Documents.

(a)Any and all references in the Credit Agreement and any related documents to “Guarantor”, “Guarantors”, “Loan Party” and “Loan Parties” shall hereafter be deemed to include the New Guarantors.

(b)The schedules, exhibits, or annexes to the Credit Agreement are hereby updated with respect to the New Guarantors, as evidenced by the supplemental schedules, exhibits, or annexes annexed to this Agreement at Annex A.

(c)The schedules, exhibits, or annexes to the Guarantee and Collateral Agreement are hereby updated with respect to the New Guarantors, as evidenced by the supplemental schedules, exhibits, or annexes annexed to this Agreement at Annex B.

5.Confirmation and Ratification of Credit Agreement and other Loan Documents.

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(a)The  Borrower and each Guarantor hereby ratifies and confirms all of the terms and conditions of, and all of the warranties and representations set forth in, the Credit Agreement (other than pursuant to Section 5.03(a)(i) of the Credit Agreement with respect to the good standing of Rebecca Taylor Design Limited), the Guarantee and Security Agreement, and any other Loan Document, and the Borrower acknowledges and agrees that the Credit Agreement and Guarantee and Security Agreement, as amended by this Agreement, remain in full force and effect.

(b)Without in any manner limiting the foregoing clause 5(a), the Borrower hereby acknowledges, confirms and agrees that any and all Collateral previously pledged to the Agent shall continue to secure all Secured Obligations (as defined in the Guarantee and Collateral Agreement) of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and any other agreement with Agent, as such Secured Obligations (as defined in the Guarantee and Collateral Agreement) have been, and may hereafter be, amended, restated, supplemented, increased or otherwise modified from time to time.

6.Conditions Precedent to Effectiveness.  This Agreement shall not be effective until each of the following conditions precedent have been fulfilled to the reasonable satisfaction of the Agent:

(a)This Agreement shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance reasonably satisfactory to the Agent.

(b)All action on the part of the New Guarantors and the other Loan Parties necessary for the valid execution, delivery and performance by the New Guarantors and the other Loan Parties of this Agreement and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent.

(c)The New Guarantors shall have delivered the following to the Agent, in form and substance reasonably satisfactory to the Agent:

(i)An officer’s certificate, dated as of the date hereof, certifying as to and (as applicable) attaching the New Guarantors’ organization documents (which to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), the resolutions of the governing body of each New Guarantor, the good standing, existence or its equivalent of each New Guarantor, and of the incumbency (including specimen signatures) of the Responsible Officers of each New Guarantor.

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(ii)A supplemental Representations and Warranties Certificate with respect to the New Guarantors substantially in the form delivered to the Agent on the Closing Date.

(d)The Borrower shall have delivered to the Agent an amended and restated Revolving Note for each requesting Lender.

(e)The Borrower shall have delivered to the Agent a certificate of a Responsible Officer certifying as (x) to the conditions set forth in Section 2.15(e) of the Credit Agreement and (y) to the satisfaction of Payment Conditions with respect to the Acquisition.

(f)The Agent shall have received an executed legal opinion of Kirkland & Ellis LLP, counsel to the Borrower and the New Guarantors, in form and substance reasonably satisfactory to the Agent.

(g)The Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, with respect to the New Guarantors, including without limitation the Patriot Act.

(h)The Borrower shall have delivered to the Agent a Borrowing Base Certificate in form and substance satisfactory to the Agent.

(i)The Agent shall have received certificates of insurance for the insurance policies as required by Section 6.07 of the Credit Agreement.

(j)The Agent shall have received all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Agent to be filed, registered or recorded to create or perfect the first priority Liens on each New Guarantor’s assets to secure the Obligations intended to be created under the Credit Agreement and all such documents and instruments shall have been so filed, registered or recorded to the satisfaction of the Agent.

(k)The Agent shall have received a signature page to this Agreement executed by each Loan Party and each Lender that has agreed to increase its Commitment as set forth in Section 2.15 of the Credit Agreement.

(l)The Agent shall have received a written consent executed by the Term Loan Agent with respect to Section 8 hereof.

7.Conditions Subsequent.  The New Guarantors will deliver or cause to be delivered, or use commercially reasonable efforts to deliver or cause to be delivered, in each case, in accordance with and subject to the terms and conditions set forth in the Credit Agreement, to the Agent, in form and substance satisfactory to the Agent, on or before the dates set forth below (which may be extended or waived in the Agent’s sole discretion):

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(a)15 days after the date hereof, a supplement to Schedule 5.23 (Insurance) to the Credit Agreement;

(b)reasonably promptly following a request therefor, such Credit Card Notifications, Blocked Account Agreements, Collateral Access Agreements and other documents necessary or desirable (in the Agent’s sole discretion) to perfect the Agent’s security interest in the Collateral as the Agent may request, to the extent the Borrower is obliged to provide such Credit Card Notification, Blocked Account Agreement, Collateral Access Agreement or other document under the Credit Agreement.

Each Loan Party agrees that the failure to perform or comply with the covenants set forth in this Section 7 shall constitute an Event of Default under the Credit Agreement; provided that, with respect to Section 7(b), such failure shall only constitute an Event of Default to the extent failure to deliver such document pursuant to the terms of the Credit Agreement would constitute an Event of Default thereunder.

8.Commitment Amount.  Each of the undersigned acknowledges and agrees that, as of the date of this Agreement, the total Commitments of all Lenders is $100,000,000 and the Commitment of each Lender is as set forth in Schedule 2.01 attached hereto as Annex B.

9.Borrowing Base.  Each of the parties hereto hereby acknowledges that the Agent, in its sole discretion, may allow the Loan Parties to include certain of the New Guarantors’ In-Transit Inventory that does not constitute Eligible In-Transit Inventory because of a failure to satisfy the requirements of clause (iii) of the definition of Eligible In-Transit Inventory in the Credit Agreement (such In-Transit Inventory, the “Specified In-Transit Inventory”) in the Borrowing Base as “Eligible In-Transit Inventory” for up to ninety (90) days following the date of the Acquisition.  Each of the parties hereto hereby acknowledges and agrees that the Agent, in its sole discretion, may require the Loan Parties to remove the Specified In-Transit Inventory from the Borrowing Base at any time unless the Specified In-Transit Inventory constitutes Eligible In-Transit Inventory (subject to the proviso to the definition of “Eligible In-Transit Inventory” in the Credit Agreement).

10.Miscellaneous. Sections 10.04, 10.10, 10.12, 10.14, 10.15 and 10.16 are incorporated herein mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as a document under seal by their respective authorized officers as of the date first above written.

BORROWER:	VINCE, LLC

	By:	/s/ David Stefko
Name: David Stefko
Title: Chief Financial Officer

EXISTING GUARANTORS:	Vince Intermediate Holding, LLC

	By:	/s/ David Stefko
Name: David Stefko
Title: Chief Financial Officer

Vince Holding Corp.

	By:	/s/ David Stefko
Name: David Stefko
Title: Chief Financial Officer

[Vince - Signature Page to Joinder, Confirmation, Ratification, Commitment Increase and Second Amendment to Credit Agreement]

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NEW GUARANTORS:
REBECCA TAYLOR, INC.

	By:	/s/ Bruce Migliaccio
Name: Bruce Migliaccio
Title: Chief Financial Officer

PARKER HOLDING, LLC

	By:	/s/ Bruce Migliaccio
Name: Bruce Migliaccio
Title: Chief Financial Officer

REBECCA TAYLOR rETAIL STORE, LLC

	By:	/s/ Bruce Migliaccio
Name: Bruce Migliaccio
Title: Chief Financial Officer

PARKER LIFESTYLE, LLC

	By:	/s/ Bruce Migliaccio
Name: Bruce Migliaccio
Title: Chief Financial Officer

[Vince - Signature Page to Joinder, Confirmation, Ratification, Commitment Increase and Second Amendment to Credit Agreement]

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AGENT:	CITIZENS BANK, N.A.

	By:	/s/ Richard Norberg
Name: Richard Norberg
Title: Vice President

LENDERS:	CITIZENS BANK, N.A.

	By:	/s/ Richard Norberg
Name: Richard Norberg
Title: Vice President

pnc bank, national association

By:	/s/ Michele Ranieri
Name: Michele Ranieri
Title: Vice President

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